UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2011

Banks.com, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-33074	59-3234205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Market Street, Suite 2200

San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2011, Banks.com, Inc. (“Banks.com”) issued a press release announcing its financial results for the three and nine months ended September 30, 2011 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Banks.com is referencing non-GAAP financial information in both the Press Release and on the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached Press Release. Disclosures regarding definitions of these financial measures used by Banks.com and why Banks.com’s management believes these financial measures provide useful information to investors is also included in the Press Release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release dated November 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	BANKS.COM, INC.

	By:	/s/ Daniel M. O’Donnell
	Name:	Daniel M. O’Donnell
	Title:	President and Chief Executive Officer
(Principal Executive Officer)